A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 1 Re: SHLM A. Schulman Investor Day November 16, 2016 Exhibit 99.1

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 2 A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments and August constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as "anticipate,” "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Forward- looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that August cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company's future financial performance, include, but are not limited to, the following: – worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or al l of the Company's major product markets or countries where the Company has operations; – the effectiveness of the Company's efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques; – competitive factors, including intense price competition; – fluctuations in the value of currencies in areas where the Company operates; – volatility of prices and availability of the supply of energy and raw materials that are critical to the manufacture of the Company's products, particularly plastic resins derived from oil and natural gas; – changes in customer demand and requirements; – effectiveness of the Company to achieve the level of cost savings, productivity improvements, growth and other benefits anticipated from acquisitions, joint ventures and restructuring initiatives; – escalation in the cost of providing employee health care; – uncertainties regarding the resolution of pending and future litigation and other claims; – the performance of the global automotive market as well as other markets served; – further adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products; – operating problems with our information systems as a result of system security failures such as viruses, cyber-attacks or other causes; – our current debt position could adversely affect our financial health and prevent us from fulfilling our financial obligations; – integration of acquisitions, including most recently Citadel, with our existing business, including the risk that the integration will be more costly or more time consuming and complex or simply less effective than anticipated; – our ability to achieve the anticipated synergies, cost savings and other benefits from the Citadel acquisition; – substantial time devoted by management to the integration of the Citadel acquisition; and – failure of counterparties to perform under the terms and conditions of contractual arrangements, including suppliers, customers, buyers and sellers of a business and other third parties with which the Company contracts. The risks and uncertainties identified above are not the only risks the Company faces. Additional risk factors that could affect the Company's performance are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2016. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company's business, financial condition and results of operations. Cautionary Note on Forward-Looking Statements

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 3 This presentation includes certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include segment gross profit, SG&A expenses excluding certain items, segment operating income, operating income before certain items, net income excluding certain items, net income per diluted share excluding certain items and adjusted EBITDA, as discussed further in the Reconciliation of GAAP and Non-GAAP Financial Measures below. These non- GAAP financial measures are considered relevant to aid analysis and understanding of the Company’s results and business trends. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures, and tables included in this release reconcile each non-GAAP financial measure with the most directly comparable GAAP financial measure. The most directly comparable GAAP financial measures for these purposes are gross profit, SG&A expenses, operating income, net income and net income per diluted share. The Company's non- GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP. While the Company believes that these non-GAAP financial measures provide useful supplemental information to investors, there are very significant limitations associated with their use. These non-GAAP financial measures are not prepared in accordance with GAAP, may not be reported by all of the Company’s competitors and may not be directly comparable to similarly titled measures of the Company’s competitors due to potential differences in the exact method of calculation. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Use of Non-GAAP Financial Measures

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 4 2016 Investor Day Agenda Opening Remarks – 3:00 p.m. Ms. Jennifer Beeman, Vice President, Corporate Communications & Investor Relations A. Schulman Overview Mr. Joseph Gingo, Chairman, President and Chief Executive Officer Global Operational Update Mr. Gary Miller, Executive Vice President and Chief Operating Officer Financial Strategy & Results Mr. John Richardson, Executive Vice President and Chief Financial Officer Panel Discussion – 4:00 p.m. (moderated by Jennifer Beeman) Mr. Frank Roederer, Senior Vice President & General Manager, U.S. & Canada and Engineered Composites Mr. Heinrich Lingnau, Senior Vice President & General Manager, Europe, Middle East & Africa Mr. Gustavo Perez, Senior Vice President & General Manager, Latin America Mr. Derek Bristow, Senior Vice President & General Manager, Asia-Pacific Cocktail Reception – 5:00 p.m. – 6:30 p.m.

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 5 Joe Gingo Chairman, President and Chief Executive Officer

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 6 A. Schulman Business Overview A. Schulman, Inc. is an international supplier of high-performance and engineered plastic compounds, engineered composites, color concentrates and size reduction services, used in a variety of consumer, packaging, industrial and automotive applications BUSINESS MODEL Engineered Plastics Specialty Powders & Engineered Composites Masterbatch Solutions Custom Performance Colors Polymer Polymer Additives Fiber & Reinforcements Finished Compound SIGNIFICANT TRANSFORMATION SINCE 2008 WITH A FOCUS ON SPECIALTY MATERIALS SOLUTIONS Resin

Current Product Families

Custom Performance Colors *7%*	Engineered Composites *8%*	Masterbatch Solutions *28%*	Engineered Plastics *36%*	Specialty Powders *10%*	Distribution Services *11%*
Customized color masterbatches Standard color masterbatches	Highly filled thermoset compounds, with glass and/or carbon fibers	Black and white masterbatches Additives and processing aids	Thermoplastic compounds and resins for injection molding and durable goods	Thermoplastic powders for rotomolding Specialty powders and size reduction services	Distribution of producer grade polymers and specialties








A. Schulman

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 7

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 8 Key Markets Custom Services Packaging Mobility Electronics and Electrical Agriculture Personal Care and Hygiene Sports, Leisure and Home Building and Construction

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 9 Sales by Segment % based on sales from August 31, 2016 Latin America Engineered Composites Asia-Pacific U.S and Canada Europe, Middle East and Africa 28% 7% 49% 8% 8%

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 10 SHLM Performance 2009 to 2016 – Market Cap

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 11 Significant Boost to Scale And Scope Creates Critical Geographic Balance Cross-Selling Opportunities • Expands scale in Engineered Plastics business • Adds scope with a new growth platform in Engineered Composites • Significantly enhances A. Schulman’s Engineered Plastics presence in North America • Global Engineered Composites platform with substantial presence in high-growth markets such as Mexico and China, among others • Overlap in customers, products and channels sets the stage for revenue synergies Strategic Rationale For Acquiring Citadel

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 12 Lucent Issue • Discrepancies between lab data & certifications provided to customers and UL by two Lucent plants • $12 million of total Lucent costs incurred in FY16 • Operationally remediated Impairment • $401.7 million non-cash impairment charge in 4Q • Largely due to Lucent fraud and lower outlook for oil field services Intangibles Impairment • Intangible impairment reduced amortization expense in 4Q by $1.2 million, or $0.03 per share • Will reduce amortization expense in FY17 by $4.8 million or $0.12 cents per share Citadel Wrap Up COMPANY BELIEVES SELLERS ARE RESPONSIBLE FOR DAMAGES AND HAVE FILED A LAWSUIT

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 13 Reset: Citadel Continue to integrate Citadel’s Engineered Plastics • Evansville consolidation continues Continue to grow Engineered Composites globally • Major investment in Germany will provide entire range of glass & carbon fiber sheet molding compounds

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 14 Fiscal 2014 Fiscal 2016 Metric Actuals Actuals Sales $2.4B $2.5B Adjusted EBITDA $147.8M $228.9M EPS $2.36 $2.08 ROIC 12.2% 11.3% Leverage 1.6x 3.98x Performance 2014 vs. 2016 (1) Metrics are on a non-GAAP basis (2) Trailing Twelve Month (TTM) Non-GAAP Operating Income After Tax (30% Tax Rate Assumed) Divided by 12 Month Average Invested Capital Defined as Current Assets Minus Cash, Less Current Liabilities, Minus Current Portion of Long Term Debt. (2) (1)

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 15 • Reset: business portfolio and strategic execution • Reexamine: market intelligence and go-to-market strategy • Refocus: customer engagement • Restructure: streamline costs and manufacturing footprint • Results: deliver historical performance Regaining Momentum DONE WITH A HEALTHY SENSE OF URGENCY

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 16 Reset: Management Changes at A. Schulman Gary Miller - Chief Operating Officer Frank Roederer - Senior Vice President, General Manager of U.S. and Canada in addition to General Manager of Engineered Composites John Richardson - Executive Vice President – Chief Financial Officer WE WILL FOCUS, SIMPLIFY AND EXECUTE WITH A SENSE OF URGENCY

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 17 Review of A. Schulman GOAL WAS TO VERIFY OUR MARKET INTELLIGENCE, CONDUCT DEEP ASSESSMENT OF UNDERLYING ASSUMPTIONS AND DEFINE PATH FORWARD – NOT SELL THE COMPANY Over the last several months, A. Schulman partnered with Citi for a comprehensive review of the Company’s 2017 budget and long-range plan Citi’s Approach Work Performed • Reviewed existing budget and long-range plan • Refined views on global market trends • Assessed sources of growth and profitability for achievability • Met with 30 segment and business unit leaders to discuss and test assumptions • Assisted A. Schulman management in development of new budget / long-range plan • Assisted A. Schulman management in presentation of proposed budget and long-range plan to A. Schulman’s Board

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 18 Build on What’s Right Build on our Process and Product Technology • Strong global brand with long customer relationships Focus on Cash Generation • Strong growth in Free Cash Flow and EBITDA Pricing Discipline • Implemented product pricing tools to drive improvements Successfully Gain Market Share in Growth Regions • LATAM and APAC

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 19 Focus Over Next Two Years Reinvest in the Business • New operations in Turkey & China • Capacity expansions in APAC, LATAM & EC Strengthen Sales • Hiring of Chief Commercial Officer • Adding sales and replacement of non-performing sales people • Product technology will report to CEO Simplify Management Structure • Create streamlined Product Families to gain regional control • Eliminate redundant positions Restructure • Continue to optimize manufacturing footprint • Continue to consolidate back office operations

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 20 Fiscal 2017 Fiscal 2018 Fiscal 2019 Fiscal 2020 Fiscal 2021 • Reset year • Deliver on expectations • Continue business plan implementation • Capture benefits of 2017 initiatives • Regain growth momentum • Continued growth under a new management team  Excellent internal candidates for CFO & COO  Consider internal & external candidates for CEO A. Schulman Outlook

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 21 Gary Miller Executive Vice President & Chief Operating Officer

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 22 Reexamined: Global Operations Reexamined our businesses and functions • Nothing off limits • Citi assisted in the evaluation • “Go to Market” strategy ALL DONE WITH A HEALTHY SENSE OF URGENCY

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 23 Reexamined: Business Unit Sales Process Hampered service and delivery Obstructs “Strategic Global Account” coordination New application development slow to launch No differentiation in growth regions BUSINESS UNIT STRUCTURE TOO COMPLEX

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 24 Reexamination: Two Major Initiatives Simplify management structure/processes of our businesses and functions Refocus and reinvigorate sales processes

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 25 Product Families Simplified 25 Masterbatch Solutions 28% Engineered Composites 8% Engineered Plastics 36% Specialty Powders 10% Distribution Services 11% Custom Performance Colors 7% Current Performance Materials 47% Custom Concentrates and Services 45% Engineered Composites 8% Restructured

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 26 New Product Families Are Market Aligned PROVIDING INNOVATIVE SOLUTIONS TO EXACTLY MEET CUSTOMER APPLICATION REQUIREMENTS Performance Materials Custom Concentrates and Services Engineered Composites Packaging X Building and Construction X X X Agriculture X X X Personal Care & Hygiene X Electronics & Electrical X X Mobility X X Custom Services X X Sports, Leisure & Home X X X

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 27 Refocus on Sales Accuracy / Insight Value Pricing Drive Organic Growth • Improved sales forecasting • “Weekly Outlook” • Foster robust customer discussions TARGET DATE Fiscal 2017 Fiscal 2017 – Fiscal 2018 Key Focus • Reinforce pricing authority • Utilize accurate pricing data • Enforce appropriate pricing • Innovation • Focus on strategic accounts • Have right “feet on the street” with addition of 10% sales resources

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 28 Refocus on Sales (continued) Reinvigorating Innovation Process • Restructuring global innovation pipeline • Led by CEO Restructuring Global Strategic Account Process • Allows efficient cross-selling • Leverages our global footprint Strengthen Sales • Hiring of Chief Commercial Officer • Upgrade Sales capability – add resources, upgrade talent SIGNIFICANT CHANGES TO DRIVE ORGANIC GROWTH FUNDED BY A PORTION OF RESTRUCTURING SAVINGS * Registered Trademarks of Companies

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 29 Refocus: Initiatives and Savings Simplification of management structure/processes and Sales Refocus • Total annual pre-tax savings approximately $5 to $6 million with partial year savings in FY17, and full anticipated annual savings in FY18 • Portion of these savings will be reinvested into additional sales resources Pursuing rationalization of 3-4 manufacturing facilities by the end of fiscal 2017 • Total annual savings potentially $3.5 million

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 30 The Path Forward REDEFINING THE BUSINESS & THE WAY THE CUSTOMER VIEWS US RATHER THAN THE WAY WE VIEW THE CUSTOMER Major initiatives • Simplify management structure/processes • Reinvigorate sales processes • Pursuing asset optimization Desired outcomes • Pivot sales organization to customer- centric • Nimble & agile • Focus on Quality, Service and Delivery

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 31 John Richardson Executive Vice President & Chief Financial Officer

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 32 Metric(1) Fiscal 2017 Estimates CAGR Fiscal 2019 Estimates Sales $2.5 - $2.6 billion 3.8% - 3.9% $2.7 - $2.8 billion Adjusted EBITDA $225 - $230 million 6.5% - 8.3% $255 - $270 million EPS $2.08 - $2.18 16.0% - 17.3% $2.80 - $3.00 ROIC(2) 11% - 12.5% 16.6% - 16.8% 15% - 17% Leverage 3.5x – 3.8x (11.1%) - (15.5%) 2.5x – 3.0x SHLM 2019 Targets (1) Metrics are on a non-GAAP basis (2) Trailing Twelve Month (TTM) Non-GAAP Operating Income After Tax (30% Tax Rate Assumed) Divided by 12 Month Average Invested Capital Defined as Current Assets Minus Cash, Less Current Liabilities, Minus Current Portion of Long Term Debt.

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 33 GDP Driven Growth from Developed Markets GDP Driven Growth from Emerging Markets Restructuring Expansion and Leveraging Technology Balanced Long-Term Growth Profile $225 - $230 MM $255 - $270 MM 2017E EBITDA 2019E EBITDA * Metrics are on a non-GAAP basis

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 34 Cash Utilization Philosophy A. Schulman will invest in growth, focus on paying down debt to achieve leverage target & return capital to shareholders Reinvest Return Capital to Shareholders • New operations in Turkey and China • Capacity expansions in APAC and LATAM • Sales resources ACHIEVING OUR NET LEVERAGE TARGET WILL PROVIDE A. SCHULMAN WITH FURTHER STRATEGIC FLEXIBILITY • Maintain and protect current common / convertible stock dividends Debt Pay down • In addition to mandatory debt pay down, intense focus on deleveraging balance sheet

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 35 Appendix

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 36

A. SCHULMAN, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In thousands, except per share data)

Twelve months ended August 31, 2014	Cost of Sales	Gross Margin	SG&A	Restructuring Expense	Asset Impairment	Operating Income	Operating Income per pound	Non Operating Income / (Expense)	Income Tax Expense (benefit)	Net Income available to A. Schulman Inc	Diluted EPS
As Reported	$ 2,116,990	13.5%	242,486	4,883	-	82,321	$ 0.039	$ 9,989	18,542	56,193	$ 1.91
Certain Items:											
Asset impairments (1)	-		-	-	(104)	104		-	17	87	0.00
Accelerated depreciation (2)	(107)		-	-	-	107		-	17	90	0.01
Costs related to acquisitions & integrations (3)	(34)		(5,987)	-	-	6,021		(8)	154	5,875	0.20
Restructuring & related costs (4)	(935)		(3,800)	(4,883)	-	9,832		(287)	963	9,156	0.31
Inventory step-up (9)	(1,468)		-	-	-	1,468		-	44	1,424	0.05
Tax (benefits) charges (8)	-		-	-	-	-		-	316	(316)	(0.01)
Loss (income) from discontinued operations	-		-	-	-	-		-	-	(3,202)	(0.11)
Total Certain Items	$ (2,544)	0.10%	$ (9,787)	$ (4,883)	$ (104)	$ 17,532	$ -	$ (295)	$ 1,511	$ 13,114	$ 0.45
As Adjusted	$ 2,114,446	13.6%	$ 232,699	$ -	$ (104)	$ 99,853	$ 0.039	$ 9,694	$ 20,053	$ 69,307	$ 2.36
Percentage of Revenue			9.5%			4.1%			22.2%	2.8%	

Explanation of Adjustments

1 - Asset impairments are related to goodwill and intangible assets, and also include information technology assets, in the Company's USCAN, EC and EMEA segments. Refer to Note 4 and Note 19 of the 2016 Annual Report on Form 10-K for further discussion.

2 - Accelerated depreciation is related to restructuring plans in the Company's USCAN, LATAM and EMEA segments. Refer to Note 14 of the 2016 Annual Report on Form 10-K for further discussion.

3 - Costs related to acquisitions and integrations primarily include third party professional, legal, IT and other expenses associated with successful and unsuccessful full or partial acquisition and divestiture/dissolution transactions, as well as certain employee-related expenses such as travel, bonuses and post-acquisition severance separate from a formal restructuring plan.

4 - Restructuring and related costs include items such as employee severance charges, lease termination charges, curtailment gains/losses, other employee termination costs, and professional fees related to the reorganization of the Company's legal entity structure and facility operations. Refer to Note 16 of the 2016 Annual Report on Form 10-K for further discussion.

5 - Lucent costs primarily represent legal and investigation costs related to resolving the Lucent matter, product manufacturing costs for reworking existing Lucent inventory, obsolete Lucent inventory reserve costs, and dedicated internal personnel costs that would have otherwise been focused on normal operations.

6 - Accelerated amortization of deferred financing costs related to the €108.6 million prepayment of the Euro Term Loan B.

7 - CEO transition costs in 2016 represent charges for deferred compensation granted to Bernard Rzepka. Costs in 2015 represent a charge for the modification and accelerated vesting upon retirement of the outstanding equity compensation awards granted to Joseph M. Gingo in 2013 and 2014.

8 - Tax (benefits) charges represent the Company's adjustment of reported tax expense to non-GAAP tax based on the overall estimated annual non-GAAP effective tax rates.

9 - Inventory step-up costs represent the amortization of adjustments to fair value of inventory acquired for acquisition purchase accounting.

10 – Primarily relates to bridge financing fees and the write-off of deferred debt costs of $18.8 million and $1.5 million, respectively. Refer to note 5 of the 2016 Annual Report on Form 10-K for further discussion.

11 – Represents a pre-tax net gain of $1.3 million on the early extinguishment of debt.

A. Schulman

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 37

A. SCHULMAN — INVESTOR DAY NOVEMBER 16, 2016 38 Explanation of Adjustments (1) - Other includes Foreign currency transaction (gains) losses, Other (income) expense, net, and Gain on early extinguishment of debt. (2) - For details on Non-GAAP adjustments, refer to "Reconciliation of GAAP and Non-GAAP Financial Measures", items (1), (3) - (11) and Loss (income) from discontinued operations. Amounts are included in Operating Income (Loss) and Loss (income) from discontinued operations. Accelerated depreciation on the "Reconciliation of GAAP and Non-GAAP Financial Measures" has been excluded as it is already included in Depreciation and Amortization above.